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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 15, 2000



                            MEDCOM USA, INCORPORATED
             (Exact name of registrant as specified in its charter)



          Delaware                       0-25474                  65-0287558
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)             Identification No.)       Identification No.)


                            18001 COWAN, SUITES C & D
                            IRVINE, CALIFORNIA 92614
                    (Address of Principal Executive Offices)


                                 (949) 261-6665
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 15, 2000 Medcom USA, Incorporated ("the Company") acquired all of the outstanding units of limited liability company interest of DCB Actuaries & Consultants, S.R.O., a Czech Republic limited liability company ("DCB"). The limited liability company interests were acquired from Martin Chvatal, Karel Barak, Pavel Juranek, Petr Hamza, Vladimir Kanovsky, Vladimir Havlena and David Robinson. Concurrently with the acquisition of the outstanding limited liability company interests of DCB, the Company acquired certain related technology rights, pertaining to DCB's software programs, from DSM, LLC, a Florida limited liability company.

         DCB develops and markets software programs which are used in providing information to health care providers, hospitals, insurance companies and insurance plans. DCB is headquartered in Brno, Czech Republic.

         The acquisition is expected to be accounted for using the purchase method of accounting. The aggregate purchase price, excluding acquisition costs, consisted of $1.9 million in cash, and 2,850 shares of the Company's Series D Cumulative Convertible Preferred Stock. In addition, the Company will pay an aggregate of $250,000 to the existing employees of DCB. The cash portion of the purchase price was funded from the Company's working capital balances. The purchase price was arrived at as a result of an offer made by the sellers, and a determination by the Company that the value of the business and assets being acquired, viewed in light of the Company's present and proposed operations, exceeded the offered price.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired

                  It is impracticable to provide the required financial statements for the acquired business at the time this Form 8-K is filed. The registrant shall file the required financial statements under cover of Form 8-K/A on or before June 29, 2000.

         (b)      Pro forma financial information.

                  To be provided on or before June 29, 2000.

         (c)      Exhibits

Exhibit No.                                 Description
-----------                                 -----------

   2.1 Shareholder Agreement dated March 31, 2999 between Medcom USA, Inc. and Vladimir Havlena.

   2.2 Shareholder Agreement dated March 31, 2999 between Medcom USA, Inc. and Vladimir Kanovsky.

   2.3 Shareholder Agreement dated March 31, 2999 between Medcom USA, Inc. and Petr Hamza.

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   2.4            Shareholder Agreement dated March 31, 2999 between Medcom USA,
                  Inc. and Martin Chvatal.

   2.5 Shareholder Agreement dated March 31, 2999 between Medcom USA, Inc. and Pavel Juranek.

   2.6 Shareholder Agreement dated March 31, 2999 between Medcom USA, Inc. and Karel Barak.

   2.7 Supplement to Shareholder Agreement, dated April 13, 2000, between Medcom USA, Inc. and Vladimir Kanovsky.

   2.8 Supplement to Shareholder Agreement, dated April 13, 2000, between Medcom USA, Inc. and Petr Hamza.

   2.9 Supplement to Shareholder Agreement, dated April 13, 2000, between Medcom USA, Inc. and Martin Chvatal.

   2.10 Supplement to Shareholder Agreement, dated April 13, 2000, between Medcom USA, Inc. and Pavel Juranek.

   2.11 Supplement to Shareholder Agreement, dated April 13, 2000, between Medcom USA, Inc. and Karel Barak.

   2.12 Share Purchase Agreement dated as of April 15, 2999 by and among DCB Actuaries and Consultants, SRO, David Robinson Vladimir Havlena and Medcom USA, Inc.

   2.13 Technology Purchase Agreement dated as of April 15, 2999 by and between DSM, LLC and Medcom USA, Inc.

   4.1 Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof, relating to Series D Cumulative Convertible Preferred Stock.




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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 2000                   MEDCOM USA, INCORPORATED


                                        By: /S/ ALAN RUBEN
                                            ------------------------------------
                                                Alan Ruben
                                                Chief Financial Officer








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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                                 Description
-----------                                 -----------

   2.1 Shareholder Agreement dated March 31, 2999 between Medcom USA, Inc. and Vladimir Havlena.

   2.2 Shareholder Agreement dated March 31, 2999 between Medcom USA, Inc. and Vladimir Kanovsky.

   2.3 Shareholder Agreement dated March 31, 2999 between Medcom USA, Inc. and Petr Hamza.

   2.4 Shareholder Agreement dated March 31, 2999 between Medcom USA, Inc. and Martin Chvatal.

   2.5 Shareholder Agreement dated March 31, 2999 between Medcom USA, Inc. and Pavel Juranek.

   2.6 Shareholder Agreement dated March 31, 2999 between Medcom USA, Inc. and Karel Barak.

   2.7 Supplement to Shareholder Agreement, dated April 13, 2000, between Medcom USA, Inc. and Vladimir Kanovsky.

   2.8 Supplement to Shareholder Agreement, dated April 13, 2000, between Medcom USA, Inc. and Petr Hamza.

   2.9 Supplement to Shareholder Agreement, dated April 13, 2000, between Medcom USA, Inc. and Martin Chvatal.

   2.10 Supplement to Shareholder Agreement, dated April 13, 2000, between Medcom USA, Inc. and Pavel Juranek.

   2.11 Supplement to Shareholder Agreement, dated April 13, 2000, between Medcom USA, Inc. and Karel Barak.

   2.12 Share Purchase Agreement dated as of April 15, 2999 by and among DCB Actuaries and Consultants, SRO, David Robinson Vladimir Havlena and Medcom USA, Inc.

   2.13 Technology Purchase Agreement dated as of April 15, 2999 by and between DSM, LLC and Medcom USA, Inc.

   4.1 Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof, relating to Series D Cumulative Convertible Preferred Stock.

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